UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☐

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GOLD RESOURCE CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

The attached letter and email are being used in communications with shareholders of Gold Resource Corporation (the “Company”) in connection with the solicitation of votes for the Company’s upcoming Special Meeting of Shareholders (the “Special Meeting”), to be held on July 2, 2026, and is being filed pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended.

Dear [                ] / Fellow Gold Resource Shareholders,

The Special Meeting of Shareholders of Gold Resource Corporation (NYSE American: GORO) (the "Company," "we," "our," or "GRC") is scheduled for July 2, 2026, where our shareholders are being asked to vote on the proposed transformative merger with Goldgroup Mining Inc. (TSX-V: GGA; OTC: GGAZF) (“Goldgroup”) — combining two proven precious metals companies into a single, stronger enterprise with greater production, expanded exploration potential, and significantly enhanced shareholder value.

The Board of Directors of Gold Resource Corporation unanimously recommends that you vote “FOR” the merger proposal, “FOR” the merger-related compensation proposal, and “FOR” the adjournment proposal.

⚠ NOT VOTING = VOTING AGAINST

Approval of the merger requires a majority of ALL outstanding shares — not just those that vote. If you do not submit your vote, it counts the same as a vote against the merger. The vote of every share matters.

WHAT YOU WILL RECEIVE

SHARE EXCHANGE 1.4476 Goldgroup shares received for every 1 share of GORO you own today (1)	EXPANDED ASSETS 3 Combined mining operations Don David · San Francisco · Cerro Prieto	CONTINUED UPSIDE 100% Ongoing equity ownership in combined company growth

“Having successfully executed a turnaround at the Don David Gold Mine, we are positioned to expand production through the proposed transaction. The addition of [Goldgroup’s] San Francisco mine and . . . Cerro Prieto mine is expected to increase gold exposure and materially enhance cash generation through higher overall output.”

— Allen Palmiere, CEO, Gold Resource Corporation

VOTING TAKES LESS THAN 2 MINUTES

If you have questions regarding the merger, misplaced your voting materials, need assistance locating your control number, or require help navigating your broker or custodian platform, including international custodians, please contact the Company’s proxy solicitor, Laurel Hill Advisory Group directly at 888.742.1305 or GORO@Laurelhill.com. For the convenience of shareholders, Laurel Hill can also assist eligible shareholders in casting their vote verbally directly over the phone.

Sincerely,

Allen Palmiere
Chief Executive Officer
Gold Resource Corporation

(1) Subject to adjustment for a share consolidation to be completed by Goldgroup at a ratio to be determined jointly by Goldgroup and the Company, and approved by the TSX Venture Exchange, prior to closing of the merger.

FORWARD-LOOKING STATEMENTS: This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking words such as “plan,” “target,” “anticipate,” “believe,” “estimate,” “intend” and “expect” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, the statements regarding the timing and completion of the proposed merger with Goldgroup, and the expectations regarding voting and approvals. All forward-looking statements in this communication are based upon information available to the Company as of the date of this communication, and the Company assumes no obligation to update any such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, and there can be no assurance that such statements will prove to be accurate. The Company’s actual results could differ materially from those discussed in this communication. Forward-looking statements are subject to risks and uncertainties. Additional risks related to the Company may be found in the periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended (the “2025 Annual Report”), which are available on the SEC’s website at https://www.sec.gov.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS: This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities issued in the proposed merger are anticipated to be issued in reliance upon available exemptions from registration requirements pursuant to Section 3(a)(10) of the Securities Act and applicable exemptions under state securities laws. In connection with the proposed merger, the Company has sent the definitive proxy statement to each shareholder of the Company entitled to vote at the special meeting of shareholders relating to the proposed merger and the transactions contemplated in connection therewith. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

The Company and certain of its respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed merger under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the 2025 Annual Report. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC.

Dear Gold Resource Shareholder,

We hope all is well.

The Special Meeting of Shareholders of Gold Resource Corporation (GORO) is scheduled for July 2, 2026, where shareholders are being asked to vote on the proposed transformative merger with Goldgroup Mining.

The Board of Directors of GORO unanimously recommends that you vote “FOR” all of the proposals. Approval of the merger proposal requires a majority of ALL outstanding shares — not just those that vote. If you do not submit your vote, it counts the same as a vote against the merger proposal. The vote of every share matters.

WHAT YOU WILL RECEIVE

SHARE EXCHANGE 1.4476 Goldgroup shares received for every 1 share of GORO you own today (1)	EXPANDED ASSETS 3 Combined mining operations Don David · San Francisco · Cerro Prieto	CONTINUED UPSIDE 100% Ongoing equity ownership in combined company growth

(1) Subject to adjustment for a share consolidation to be completed by Goldgroup at a ratio to be determined jointly by Goldgroup and the Company, and approved by the TSX Venture Exchange, prior to closing of the merger.

“Having successfully executed a turnaround at the Don David Gold Mine, we are positioned to expand production through the proposed transaction. The addition of [Goldgroup’s] San Francisco mine and . . .
Cerro Prieto mine is expected to increase gold exposure and materially enhance cash generation through higher overall output.”

— Allen Palmiere, CEO, Gold Resource Corporation

VOTING TAKES LESS THAN 2 MINUTES

For the convenience of shareholders, Laurel Hill is able to record your vote verbally over the phone. If you have questions regarding the merger, misplaced your voting materials, need assistance locating your control number, or require help navigating your broker or custodian platform, including international custodians, please contact us at 888.742.1305 or GORO@Laurelhill.com.

For complete information regarding the proposed merger, including important disclosures about forward-looking statements, risk factors, and participant interests, please refer to the definitive proxy statement and other documents filed with the SEC clicking the link below.

https://www.sec.gov/edgar/browse/?CIK=1160791

Your time and vote are greatly appreciated.